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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549


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                                 FORM 8 - K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event to report) August 21, 1997
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                            The Sled Dogs Company
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             (Exact name of registrant as specified in charter)



Colorado                        1-12850                      84-116-8832
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(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


212 Third Avenue North, Suite 420, Minneapolis, MN             55401
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (612) 359-9020
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Item 5.  Other Events

        On August 22, 1997, The Sled Dogs Company (the "Company") made the following announcement:


        THE SLED DOGS COMPANY ANNOUNCES BOSTON STOCK EXCHANGE DELISTING
                          AND NEW DIRECTOR APPOINTMENT

(MINNEAPOLIS, MINN.), August 22, 1997 -- The Sled Dogs Company (Boston: SNW) announced today that its common stock was delisted from the Boston Stock Exchange effective at the opening of business on August 21, 1997. The Company indicated that it wasn't able to meet current Boston Exchange listing standards of a minimum Stockholder's Equity Balance of at least $500,000. The Company's common stock will continue to trade on the Nasdaq over-the-counter (OTC) Bulletin Board.

Sled Dogs also announced the addition of Craig C. Avery to its board of directors. Mr. Avery is president and owner of Craig C. Avery Company a Minneapolis-based real estate development and investment company. Mr. Avery has been a major investor and board member with numerous companies. He is currently on the board of Call 4 Wireless, River Run Holdings, Rock Cliff Development, Cash-N-Pawn and Host Partners.

The Sled Dogs Company markets, manufactures and distributes Sled Dogs snow skates and related accessories and has created the world's newest winter sport of snow skating. The Sled Dogs Company has developed the world's first patented snow skate that integrates a comfortable, supportive boot and a unique replaceable base allowing the skate to glide over the snow. In addition to its U.S. roots, Sled Dogs has distribution in Australia, Canada, Europe New Zealand, Norway, Korea and Japan. At present, snow skating is being enjoyed at nearly all ski/snow areas across the United States and Canada.

Forward looking statements contained in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain important factors could cause results to differ materially from those anticipated by some statements made in this release. You are cautioned that all forward-looking statements involve risks and uncertainties. Among the factors that could cause results to differ materially are the following: lack of availability of financing; inability to control costs or expenses; manufacturing and distribution problems; and lack of market acceptance of the Company's products. Reference is also made to the risk factors contained in the Company's Registration Statement on Form S-3 (No. 33-80875), which are incorporated herein by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                THE SLED DOGS COMPANY




Dated:  August 21, 1997                 By:
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                                                   Michael P. Wise
                                                   Chief Financial Officer


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